Exhibit 99.1

SEVENTH Amendment to Loan and Security Agreement

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Seventh Amendment”) is hereby entered into and deemed effective as of February 19, 2023 (the “Effective Date”), by and between the following (hereinafter sometimes collectively referred to as the “Parties” or individually as a “Party”): ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation (“Borrower”) and SUMMIT FINANCIAL RESOURCES, LLC, a Delaware limited liability company and successor in interest to Summit Financial Resources, L.P., a Hawaii limited partnership (together with its successors and assigns, collectively, “Lender”).

Recitals

WHEREAS, Lender previously extended financing to Borrower pursuant to that certain Loan and Security Agreement dated February 27, 2017, as amended by that certain First Amendment to Loan and Security Agreement dated April 16, 2018, that certain Second Amendment to Loan and Security Agreement dated April 24, 2019, that certain Third Amendment to Loan and Security Agreement dated December 18, 2020, that certain Fourth Amendment to Loan and Security Agreement dated October 7, 2021, that certain Fifth Amendment to Loan and Security Agreement dated June 13, 2022, and that certain Sixth Amendment to Loan and Security Agreement dated January 30, 2023 (as modified and amended from time to time, collectively, the “Loan Agreement”).

WHEREAS, Lender is the current holder, owner, and beneficiary of the Loan Agreement and each other document, instrument, guaranty, and agreement referenced therein (collectively, the “Loan Documents”).

WHEREAS, the Loan Documents are secured by the Collateral, and the liens and security interests created under and by reason of the Loan Documents have been duly and properly perfected and are first priority liens and security interests, such pledges of such Collateral being hereby ratified and affirmed in all respects;

WHEREAS, Borrower acknowledges its obligations to maintain, perform, and comply with each and every term and condition of the Loan Documents;

WHEREAS, Borrower has requested and Lender has agreed to amend the terms of the Loan Documents, but only in strict accordance with the terms and conditions hereinafter set forth.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, but subject to all the terms, conditions, and provisions contained in the Loan Documents, except as herein modified or amended, Borrower hereby agrees to and with Lender and its successors and assigns as follows:

1.     Recitals. The foregoing recitals are confirmed by the Parties hereto as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Seventh Amendment.

2.     Defined Terms. Capitalized terms not otherwise defined in this Seventh Amendment shall have the same meaning given them in the Loan Agreement or the applicable Loan Documents.

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3.     No Waiver; Continuing Validity; Compliance with Loan Documents. The execution, delivery, and performance of this Seventh Amendment by Lender and the acceptance by Lender of performance of Borrower hereunder (a) shall not constitute a waiver or release by Lender of any default that may now or hereafter exist under the Loan Documents, (b) shall not constitute a novation of the Loan Documents, and (c) except as expressly provided in this Seventh Amendment, shall be without prejudice to, and is not a waiver or release of, any rights of Lender at any time in the future to exercise any and all rights conferred by the Loan Documents or otherwise at law or in equity, including, but not limited to, the right to accelerate and/or demand immediate payment of the amounts due under the Loan Documents, to institute foreclosure proceedings, to institute collection proceedings, and/or to exercise any right against any other person or entity not a Party to this Seventh Amendment. Except as expressly modified or amended pursuant to this Seventh Amendment and any attachments hereto, the terms of the original Loan Documents, as previously modified, amended, and/or restated from time to time, shall remain unchanged and in full force and effect, and Borrower agrees to pay all amounts required to be paid pursuant to, and otherwise fully comply with, the terms, conditions, and requirements of the Loan Documents, as modified or amended pursuant to this Seventh Amendment, and make all required payments as provided for in this Seventh Amendment and in the Loan Documents, all as further set forth in this Seventh Amendment. Nothing in this Seventh Amendment will constitute a satisfaction of the obligations of Borrower under the Loan Documents, and it is the intention of Lender to retain as liable parties all makers and endorsers of the Loan Documents and the obligations thereunder unless a party is expressly released by Lender in writing. Any such maker or endorser will not be released by virtue of this Seventh Amendment.

4.  Maturity Date. Borrower’s obligations under this Seventh Amendment and the Loan Documents shall mature on March 10, 2023 (the “Maturity Date”).

5.  ;Acknowledgements of Borrower. Borrower hereby acknowledges the following:

5.1.  Lender has duly performed all of its obligations under the Loan Documents;

5.2.    Borrower remains indebted to Lender under the Loan Documents;

5.3.    Borrower’s obligations to Lender under the Loan Documents are secured by, valid, legally enforceable, duly recorded and perfected first-priority liens and security interests in the Collateral; and

5.4.    Lender is entitled to its attorneys’ fees, costs, and expenses as provided for in the Loan Documents.

6.     Amount and Terms of the Advances.

6.1.  The Advances

6.1.1.     Maximum Loan Amount. The Maximum Loan Amount shall be reduced to One Million and No/100 Dollars ($1,000,000.00) and shall be determined solely by the Account Advance Rate, regardless of the value of Inventory. From and after the Effective Date, no Inventory shall be Eligible Inventory, no Inventory Advances shall be made and the Inventory Advance Rate shall not be used in calculating the Maximum Loan Amount.

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6.2.     Use of Advances/ Compliance with Budget.

6.2.1.     Budget/Use of Advances. Borrower and Lender have agreed upon the budget attached hereto as Exhibit A (the “Budget”). Borrower shall operate its business in accordance with the Budget, provided, that Borrower shall be permitted (i) to the extent that an expense provided for in the Budget in one week is not paid in that week, to pay such expense in a subsequent week and (ii) to make expenditures that exceed by up to Ten Percent (10%) the amount provided in total Budget during any week, so long as at no time shall the aggregate of all actual disbursements for all preceding weeks of the Budget exceed by more than ten percent of the aggregate of all budgeted disbursements for such period (the "Allowed Variance"); provided, however, that (x) there shall be no Allowed Variance for professional fees and expenses, (y) by no later than the Wednesday Business Day of each week, the Borrower shall provide to Lender a variance report reflecting, on a line-item basis, the actual cash disbursements for the preceding week and the percentage variance of such actual disbursements from those reflected in the Budget for that period, and (z) no variance from the Budget shall increase the amounts that the Borrower is authorized to borrow under this Seventh Amendment.

6.3.   Interest.

6.3.1.   Interest Rate. From and after the Effective Date, so long as Borrower does not default under the terms of this Seventh Amendment or under the Loan Documents, the Interest Rate shall be the Prime Rate (as defined in the Loan Documents) plus Six Point Five Percent (6.5%), but in no event shall the Interest Rate be less than Fourteen Percent (14%).

6.4.   Fees.

6.4.1.   Attorneys’ Fees and Expenses. Borrower agrees to pay Lender all attorneys’ fees and other reasonable expenses incurred in connection with the creation, implementation and enforcement of this Seventh Amendment and the Loan Documents.

6.4.2.   Accounts Receivable Administration Fee. From and after the Effective Date, the Accounts Receivable Administration Fee, as provided for in Section 2.7(a) of the Loan Agreement shall be increased to Zero Point Six Percent (0.6%).

6.4.3.   Extension Fee. Borrower shall pay to Lender an extension fee in the amount of Forty-Two Thousand Five Hundred and No/100 Dollars ($42,500.00) (the “Extension Fee”), fully earned upon the Effective Date and payable as follows: (1) the amount of Eight Thousand and No/100 Dollars ($8,000.00) shall be due and charged on the Effective Date of this Seventh Amendment; (2) the amount of Fourteen Thousand Five Hundred and No/100 Dollars ($14,500.00) shall be due and charged on the earlier of, the date of closing of the sale of the Loan to any prospective purchaser of the Loan or on February 28, 2023; and (3) the amount of Twenty Thousand and No/100 Dollars ($20,000.00) shall be due and charged on the earlier of, the date of closing of the sale of the Loan to any prospective purchaser of the Loan or on March 6, 2023. If the outstanding Loan balance under the Loan Documents is paid in full by March 3, 2023 and no other amounts or obligations are owed to Lender under the Loan Documents, Lender shall waive the amount of Twenty Thousand and No/100 Dollars ($20,000.00) due and charged on March 6, 2023.

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7.   Payments.

7.1.1.   Borrower shall pay to Lender proceeds from the sale or refinance of any Inventory, machinery, or equipment and Lender shall apply such amounts to reduce Borrower’s outstanding obligations to Lender.

7.1.2.   Borrower shall direct its Account Debtors to continue submitting payments on Accounts directly to Lender, and Lender shall apply such amounts to reduce Borrower’s outstanding obligations to Lender.

8.    Negative Pledge. Borrower shall not enter into or permit to exist any arrangement or agreement, other than with Lender, which directly or indirectly permits Borrower to create or incur a lien on its real property located in New York, including both the land and building thereon, located at the following address: 46 New St, Stuyvesant, New York 12173.

9.    Covenants and Additional Amendments to Certain Loan Documents. In addition to all other covenants and agreements of Borrower contained in the Loan Documents, Borrower agrees as follows:

9.1.   Borrower shall engage and retain MorrisAnderson & Associates, Ltd or such other turnaround consultant which is acceptable to Lender in its sole discretion (the “Turnaround Consultant”). The Turnaround Consultant shall remain engaged through the Maturity Date, including any extensions thereof;

9.2.   Without the prior written consent of Lender, Borrower shall not create, incur, assume, or suffer to exist any additional pledge, security interest, encumbrance, lien, or charge of any kind upon the Collateral;

9.3.   Borrower shall provide Lender with copies of any and all instruments, documents, or financial information pertaining to the Collateral as and when requested by Lender, including, but not limited to, evidence of the location and condition of Collateral;

9.4.   Borrower shall permit Lender to conduct inspections of the Collateral as and when requested by Lender;

9.5.   Borrower shall continue to comply with any reporting requirements established under the Loan Documents or by common practice of the Parties, including the reporting of collateral through the ABLM Stucky portal;

9.6.    Borrower shall provide weekly loan-to-collateral updates reflecting actual versus projected values no later than Wednesday for the prior week ended Friday.

10.    Representations and Warranties. In order to induce Lender to execute, deliver, and perform this Seventh Amendment, Borrower warrants and represents to Lender that:

10.1.   This Seventh Amendment is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and Borrower is solvent and not bankrupt;

10.2.   This Seventh Amendment is not intended by the Parties to be a novation of the Loan Documents, and, except as expressly modified herein, all terms, conditions, rights, and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

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10.3.  No action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy law or other similar law, has been instituted by or threatened against Borrower; and

10.4.  The execution of this Seventh Amendment by Borrower and the performance by Borrower of its obligations hereunder will not violate or result in a breach or constitute a default under any agreement to which they are a party.

11.   Reaffirmation and Confirmation of Loan Documents. To induce Lender to enter into this Seventh Amendment, Borrower hereby consents to, confirms, and acknowledges all terms, conditions, and representations set forth herein and agrees with Lender that all Loan Documents are in full force and effect, that, as of the Effective Date, Borrower does not have any defense to its obligations under any Loan Documents nor any right to set-off under the terms of any Loan Documents, or applicable law; and that the obligations hereunder shall include and be deemed to include, without in any way limiting the generality thereof, the Loan Documents, as amended by this Seventh Amendment and the terms hereof, and each and every obligation or performance now or hereafter due to Lender from Borrower on account of, attributable to, or in connection with the Loan Documents as so affected by this Seventh Amendment.

12.   Waiver of Claims and Release. Borrower warrants and represents to Lender that, as of the Effective Date, Borrower’s obligations under the Loan Documents are not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever. Borrower and its successors and assigns hereby fully, finally, and forever release and discharge Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or in equity, that Borrower has or in the future may have, whether known or unknown, in respect of this Seventh Amendment, the Loan Documents, the Loan, or the actions or omissions of Lender in respect to the Seventh Amendment, the Loan Documents or the Loan and arising from events occurring prior to the date hereof. Moreover, Borrower waives any and all claims now or hereafter arising from or related to any delay by Lender in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing the Collateral.

13.    Bankruptcy.

13.1.  Borrower agrees that, in the event a bankruptcy petition under any chapter of Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy law, receivership law, or other similar law, is filed by or against Borrower and Borrower then requests continued financing from Lender, Borrower will pay to Lender a fee in an amount to be negotiated by the Parties in consideration for such financing, subject to approval of the appropriate bankruptcy court.

13.2.  As additional consideration for Lender agreeing to this Seventh Amendment and the Loan Documents, Borrower agrees that in the event a bankruptcy petition under any chapter of Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy law, receivership law, or other similar law, is filed by or against Borrower at any time after the Effective Date, Lender shall be entitled to the immediate entry of an order from the appropriate bankruptcy court granting Lender complete relief from the automatic stay imposed by 11 U.S.C. § 362 to exercise its foreclosure and other rights, including, but not limited to, obtaining a foreclosure judgment and foreclosure sale, upon the filing with the appropriate court of a motion for relief from the automatic stay with a copy of this Seventh Amendment attached thereto. Borrower specifically agrees that:

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13.2.1.   Upon filing of a motion for relief from the automatic stay, Lender shall be entitled to relief from the stay without the necessity of an evidentiary hearing and without the necessity or requirement of Lender to establish or prove the value of the Collateral, the lack of adequate protection of its interest in such Collateral, or the lack of equity in such Collateral;

13.2.2.   The lifting of the automatic stay hereunder by the appropriate bankruptcy court shall be deemed to be “for cause” pursuant to 11 U.S.C. § 362(d)(1); and

13.2.3.   Borrower will not directly or indirectly oppose or otherwise defend against Lender’s effort to gain relief from the automatic stay.

13.3.  This provision is not intended to preclude Borrower from filing for protection under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy law or other similar law. The remedies prescribed in this Section are not exclusive and shall not limit Lender’s rights under the Loan Documents, this Seventh Amendment, or any law.

13.4.  All of the above terms and conditions have been freely bargained for and are all supported by reasonable and adequate consideration, and the provisions herein are material inducement for Lender entering into this Seventh Amendment.

14.   WAIVER OF JURY TRIAL. BORROWER UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, OR ARISING OUT OF, THIS SEVENTH AMENDMENT, THE LOAN DOCUMENTS, ANY EXHIBIT TO THIS SEVENTH AMENDMENT, ANY RELATED DOCUMENTS, ANY DEALINGS BETWEEN LENDER AND BORROWER RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT EXISTS BETWEEN LENDER AND BORROWER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THIS WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT, ANY EXHIBIT TO THIS SEVENTH AMENDMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS SEVENTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

15.   Miscellaneous.

15.1.    This Seventh Amendment may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Seventh Amendment, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged. For purposes of executing this Seventh Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier or submitted in portable document format (PDF) is to be treated as an original document. The signature of any Party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any Party, any facsimile, telecopy or PDF document is to be re-executed in original form by the Parties who executed the facsimile, telecopy or PDF document. No Party may raise the use of a facsimile machine or telecopier or electronic mail or the fact that any signature was transmitted through the use of a facsimile or telecopier machine or via electronic mail as a defense to the enforcement of this Seventh Amendment or any amendment or other document executed in compliance with this Section.

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15.2.    Any future waiver, alteration, amendment, or modification of any of the provisions of the Loan Documents or this Seventh Amendment shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Documents nor this Seventh Amendment can be modified orally, by course of dealing, or by implied agreement. Moreover, any delay by Lender in enforcing its rights after an event of default shall not be a release or waiver of the event of default and shall not be relied upon by Borrower as a release or waiver of the default.

15.3.   This Seventh Amendment shall be binding upon and shall inure to the benefit of the Parties, their heirs, executors, administrators, successors, legal representatives, and assigns.

15.4.   The headings of Sections in this Seventh Amendment are for convenience of reference only and shall not in any way affect the interpretation or construction of this Seventh Amendment.

15.5.    The warranties and representations of the parties in this Seventh Amendment shall survive the termination of this Seventh Amendment.

15.6.    The terms and conditions set forth in this Seventh Amendment are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Seventh Amendment or any documentation prepared pursuant to or in connection with this Seventh Amendment shall not be construed against any of the parties because of draftsmanship.

15.7.     For purpose of this Seventh Amendment and the Loan Documents, the addresses for notice to Borrower and Lender are as follows:

A:	If to Lender:	Summit Financial Resources, LLC
821 Alexander Road
Princeton, NJ 08540
Attention: Heidi Ames
Email: Hames@SLRBusinessCredit.com

	With a copy to:	Armstrong Teasdale LLP
7700 Forsyth Blvd., Suite 1800
St. Louis, Missouri 63105
Attn: Erin Edelman
Email: eedelman@atllp.com

B:	If to Borrower:	Allied Healthcare Products, Inc.
1720 Sublette Avenue
St. Louis, Missouri 63110
Attention: Daniel C. Dunn
Email: dunnd@alliedhpi.com

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With a copy to:	Greensfelder Hemker & Gale, P.C.
10 S. Broadway Suite 2000
St. Louis, Missouri 63102
Attention: Joseph D. Lehrer
Email: jdl@greensfelder.com

Notice shall be in writing, and shall be deemed to have been given (a) 72 hours after being sent by certified or registered mail, return receipt requested, postage prepaid and addressed as set forth above; or (b) if by personal delivery (i) to Borrower when personally delivered to Borrower or any other agent or employee of Borrower at the address set forth above, or (ii) if to Lender, when personally delivered to an executive or officer of Lender at the address set forth above. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute service of notice. Borrower and Lender may change such address by sending written notice to the others in accordance with the foregoing; however, no written notice of change of address shall be effective until the date of receipt thereof.

16.    Admissibility. In the event of Borrower’s default under, and termination or expiration of, this Seventh Amendment following execution by each Party, and notwithstanding any federal, state, or local statute, rule (such as Federal Rule of Evidence 408), or common law regarding admissibility of any conduct, statement, or document relating to settlement discussions and attempts to compromise, Borrower specifically agrees that the Loan Documents and this Seventh Amendment and all attachments executed in conjunction herewith shall be wholly admissible for the purpose of proving Borrower’s liability to Lender under, and the validity of and amount outstanding under, the Loan Documents and this Seventh Amendment. Borrower’s agreement and waiver under this Section shall survive termination or expiration of this Seventh Amendment.

17.    Integrated Agreement; Amendment. This Seventh Amendment, together with the Loan Agreement and the other Loan Documents, constitute the entire agreement and understanding between the parties hereto and supersede all other prior and contemporaneous agreements. This Seventh Amendment and the Loan Agreement shall be read and interpreted together as one agreement and shall be governed by and construed in accordance with the laws of the State of Utah without regard to its conflict of laws principles. This Seventh Amendment shall be deemed to have been executed by the parties hereto in the State of Utah and may not be altered or amended except by written agreement signed by Lender and Borrower. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded. Borrower acknowledges and agrees that this Seventh Amendment is a final expression of the agreement between Lender and Borrower and this Seventh Amendment may not be contradicted by evidence of any alleged oral agreement.

[the remainder of this page intentionally left blank; signature(s) follow]

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IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the day and year first above written.

BORROWER:	ALLIED HEALTHCARE PRODUCTS, INC.,
a Delaware corporation

	By:	/s/ Daniel C. Dunn
	Name:	Daniel C. Dunn
	Title:	Chief Financial Officer & Vice-President

STATE OF	)
) SS.
COUNTY OF	)

On the ___ day of February, 2023, before me, the undersigned, a Notary Public in and for said state, personally appeared _____________________, ____________________ of Allied Healthcare Products, Inc., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity, in its capacity(ies) above noted, upon behalf of which the person(s) acted, executed the instrument.

Signature:
Name:

Official Seal

My Commission expires:____________________

Notary Registration No.:____________________

[Signature Page to Seventh Amendment]

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IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the day and year first above written.

LENDER:	SUMMIT FINANCIAL RESOURCES, LLC,
a Delaware limited liability company

	By:	/s/ Beatriz Hernandez
	Name:	Beatriz Hernandez
	Title:	Executive Vice-President and Chief Credit Officer

[Signature Page to Seventh Amendment]

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EXHIBIT A

[the Budget]

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